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                                                                   Exhibit 10.39


                            STOCK PURCHASE AGREEMENT

This Agreement is entered into by and between Anchor Pacific Underwriters, Inc. ("Anchor"), a Delaware corporation and James R. Dunathan ("JRD"), an individual to be effective as of March 9, 2000.

                                    RECITALS


A. JRD desires to purchase from Anchor all the outstanding stock of Shelby Insurance Services, Inc., formerly known as Putnam, Knudsen & Wieking, Inc., ("Shelby") to further his business of property and casualty insurance contacts.


NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties, intending to be legally bound, agree as follows:

1.   Purchase of Stock of Shelby by JRD.  JRD will purchase from Anchor all of
     -----------------------------------
     the outstanding stock of Shelby for the sum of $1,000.00. This amount shall be paid in cash upon delivery by Anchor to JRD of Anchor's shares of stock in Shelby, properly endorsed for transfer.

2.   Warranties and Representations of Anchor.  Anchor warrants that it is
     -----------------------------------------
     transferring all its outstanding shares of stock of Shelby to JRD. Anchor warrants that it has the requisite legal authority and approval of its board of directors to sell its shares of stock of Shelby to JRD. Anchor represents that it is not aware of any liabilities on the part of Shelby, but except as contained in this Section 2, Anchor makes no warranties or representations of any nature with respect to Shelby.

3.   Warranties and Representations of JRD.  JRD warrants that he has the
     --------------------------------------
     requisite legal authority to purchase Anchor's shares of stock of Shelby.

4.   Mutual Release of Liabilities.  The parties agree that after the transfer
     ------------------------------
     of stock of Shelby to JRD, Anchor or any of its other subsidiaries shall not have any liability of any nature with respect to Shelby relating to matters arising after the transfer of the stock of Shelby to JRD. And the parties further agree that after the transfer of stock of Shelby to JRD, JRD shall not have any liability of any nature with respect to Shelby relating to matters arising prior to the transfer of the stock of Shelby to JRD.

5.   Transfer of Books and Records.  Anchor agrees that it will deliver to JRD
     ------------------------------
     along with the delivery of the Shelby shares of stock, stock certificate book, photocopies of the minutes of the meetings of the board of directors meetings, some of which were held as combined meetings with Anchor and its other subsidiaries.
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6.   Required approval for Anchor.  This Agreement is subject to the approval of
     -----------------------------
     the board of directors of Anchor.

7.   Entire Agreement.  This Agreement, including any amendments and addenda,
     -----------------
     forms the entire agreement between the parties, and there are no understandings between the parties other than as expressed in the Agreement.

8.   Modification and Termination.  Except as otherwise provided herein, this
     -----------------------------
     Agreement may be amended or canceled and terminated only by mutual written consent of the parties. Any change or modification to the Agreement will be null and void unless made by amendment to this Agreement and signed by both parties.

9.   Successors and Assigns.  This Agreement is binding upon and inures to the
     -----------------------
     benefit of the parties thereto and their respective successors and assigns.

10.  Notice.  Notice or notification with respect to this Agreement shall be
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     mailed or delivered to Anchor, at 1800 Sutter Street, Suite 400, Concord,
     CA 94520 and/or to JRD at 42 Clement Ct., Napa, CA 94558.


IN WITNESS WHEREOF, this Agreement is executed in duplicate on the dates indicated below, each signer warranting that he/she has the requisite authority to execute this Agreement.

                                   ANCHOR PACIFIC UNDERWRITERS, INC.



                                   By:  /s/ Audie J. Dudum
                                        -----------------------------------
                                        Audie J. Dudum,
                                        Chairman

                                   Date:  March 10, 2000
                                          -----------------------------------


                                   JAMES R. DUNATHAN



                                   By:  /s/ James R. Dunathan
                                        -----------------------------------
                                        James R. Dunathan


                                   Date:  3/10/00
                                          -----------------------------------

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